Exhibit 10.6

AMENDMENT NO. 07

This Amendment No. 07 of Research Agreement dated February 16, 2012, (the “Agreement”) by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (hereinafter “University”) and HYPERSOLAR, INC., (hereinafter “Sponsor”) is made this 26th day of April, 2016.

WHEREAS, the parties wish to extend the period of performance of the Agreement at no additional cost to Sponsor;

NOW THEREFORE, the Agreement is hereby amended as follows:

1.	Capitalized Terms. Capitalized terms not defined herein shall have the same meaning set forth in the Agreement.

2.	In Article 3, Period of Performance and Term of the Agreement, the sentence in the Agreement:

“The Period of Performance and the Term of this Agreement shall be from February 1, 2012 through June 30, 2016.”

is hereby deleted in its entirety and replaced with the sentence:

“The Period of Performance and the Term of this Agreement shall be from February 1, 2012 through June 30, 2017.”

3.	Except as expressly modified herein, all other provisions of the Agreement remain in full force and effect and are hereby reaffirmed by the parties.

ACCEPTED AND AGREED:

HYPERSOLAR, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Tim Young	By:	/s/ Kevin S. Stewart
	Tim Young		Kevin S. Stewart

Its:	Chief Executive Officer	Its:	Associate Director, Industry Contracts

Date:	4/27/16	Date:	4/27/16